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                              Retail Classes of

                          AIM AGGRESSIVE GROWTH FUND

                               AIM CHARTER FUND

                             AIM WEINGARTEN FUND

                            AIM CONSTELLATION FUND

                            (Series Portfolios of
                           AIM EQUITY FUNDS, INC.)


                    Supplement dated September  20,  1995
                  to the Statement of Additional Information
                 dated June 15, 1995, as revised July 3, 1995



         The fourth paragraph on page 4 is revised to read in its entirety as follows:

         "From time to time, Fund sales literature and/or advertisements may disclose (i) top holdings included in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders."